Exhibit 99.1

Parkway Acquisition Corp. and Skyline National Bank
Complete Merger with Great State Bank

Company Release – 7/2/2018

FLOYD, VA., July 2, 2018 /PRNewswire/ -- Parkway Acquisition Corp. ("Parkway") (OTCQX: PKKW), the parent company of Skyline National Bank ("Skyline"), today announced the completion of its merger with Great State Bank ("Great State") (OTC Pink: GSTB), effective July 1, 2018.  Under the terms of the merger agreement, Great State shareholders received 1.21 shares of Parkway common stock for each share of Great State common stock owned.

"With the legal merger now complete, we are committed to making the customer transition as seamless as possible," said Allan Funk, President and CEO of Parkway.  "We believe that our customers prefer to do business locally, and we want to be the bank of choice for those customers who prefer the personal experience of a local bank and service that is Always Our Best. Greg Edwards and the Great State team are the right people to introduce the Skyline commitment to local banking in Watauga, Wilkes and Yadkin counties."

"This combination provides a natural extension of neighboring banks with a shared mission and purpose to offer an unmatched customer experience serving hometown businesses in our region," added Greg Edwards, President and CEO of Great State.

Great State is expected operate as a division of Skyline National Bank until operating systems are converted and the Great State offices are rebranded as Skyline National Bank in September 2018.

In connection with the transaction, Raymond James & Associates, Inc. acted as financial advisor to Parkway. Performance Trust Capital Partners, LLC acted as financial advisor to Great State.

Forward-looking statements

This release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934 as amended. These include statements as to the timing, completion and benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Parkway and Great State intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of Parkway and Great State, are generally identified by the use of words such as "believe," "expect," "intend," "anticipate," "estimate," "project" or similar expressions. The companies' respective ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of Parkway and Great State and their respective subsidiaries include, but are not limited to disruptions to customer and employee relationships and business operations caused by the merger; the ability to implement integration plans associated with the transaction, which integration may be more difficult, time-consuming or costly than expected; the ability to achieve the cost savings and synergies contemplated by the merger within the expected time frame, or at all; changes in local and national economies, or market conditions; changes in interest rates; regulations and accounting principles; changes in policies or guidelines; loan demand and asset quality, including values of real estate and other collateral; deposit flow; the impact of competition from traditional or new sources; and the other factors detailed in Parkway's publicly filed documents, including its Annual Report on Form 10-K for the year ended December 31, 2017. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.  Parkway and Great State assume no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this report.

Contacts:	Allan Funk, President & CEO – 276-773-2811
Blake Edwards, Senior Executive VP and CFO – 276-773-2811